Exhibit 32


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Natural Golf Corporation (the "Company") on Form 10-QSB for the period ended February 29, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


Date:  April 19, 2004                         /s/ Richard A. Magid
                                              -------------------------
                                              (Signature)
                                              Richard A. Magid
                                              Chief Executive Officer
                                              Natural Golf Corporation


Date:  April 19, 2005                         /s/ Richard A. Magid
                                              -------------------------
                                              (Signature)
                                              Richard A. Magid
                                              Chief Financial Officer
                                              Natural Golf Corporation


A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.